BLACKROCK FUNDSSM

BlackRock Emerging Market Allocation Portfolio

(the “Fund”)

SUPPLEMENT DATED AUGUST 21, 2014

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014

Effective immediately, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeff Shen, PhD	2013	Managing Director, Head of Emerging Markets and Co-head of Investments for Scientific Active Equity of BlackRock, Inc.
David Dali	2014	Managing Director of BlackRock, Inc.
Gerardo Rodriguez	2014	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-EMAP-0814SUP